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                                                                    Exhibit 1

                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT (" AGREEMENT") dated as of July 27, 2000 between CARDIOVASCULAR LABORATORIES HOLDINGS, INC.,, a New York corporation, ("PURCHASER"), CARDIOVASCULAR LABORATORIES, LLC, a New York limited liability company ("SELLER"), and CARDIOVASCULAR LABORATORIES, INC. OF PA, a Pennsylvania corporation ("CLP").

         WHEREAS:

         A. Mobile Diagnostics CAT, LLC ("MDC"), Seller, CLP, CLIXhealth.com, Inc., a Nevada corporation ("CLIX"), and others, entered into an Asset Purchase Agreement dated February 22, 2000 ("AGREEMENT"), annexed hereto as EXHIBIT A, pursuant to which MDS agreed to acquire substantially all of the assets of CLP;

         B. The Agreement was amended by an Amended Asset Purchase Agreement among Seller, which had been substituted as the Purchaser for MDC, CLP, CLIX, and others May 24, 2000, annexed hereto as EXHIBIT B, whereby Seller contracted to acquire the assets and assume certain n liabilities of CLP;

         C. The transactions contemplated in the Agreement and Amended Agreement closed in escrow on May 31, 2000, pending assignment and assumption, or payoff by the Seller or certain of CLP's liabilities ("FIRST CLOSING");

         D. Seller has no assets or liabilities other than those acquired or assumed from CLP pursuant to the Agreement and the Amended Agreement, and those assets and liabilities which have arisen in the ordinary course of business since the First Closing; and

         E. Purchaser desires to acquire all the assets of Seller and Seller desires to sell the assets to Purchaser in exchange for Purchaser under the terms and conditions set forth in this Agreement.


     NOW THEREFORE, in consideration of the respective premises, mutual covenants and agreements of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     I. PURCHASE AND SALE OF ASSETS

     1.1 ASSETS TO BE SOLD. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.2), Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase and acquire, from Seller, all of the right, title and interest of Seller in the assets, properties and rights described in the Agreement, as amended by the Amended Agreement, and as acquired


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by the Seller from CLP at the First Closing with Seller (collectively "Assets"), including but not limited to all of Seller's rights under Purchaser's Ancillary Documents and Seller's Ancillary Documents, as defined in the Agreement and the Amended Agreement, in each case free and clear of any and all Liens (as defined below). As used in this Agreement, "LIEN" means any lien, easement, encumbrance, mortgage, chattel or collateral mortgage, hypothecation, equity, charge, possibility of reversion or any other conflicting ownership or security interest in favor of any third party created by, through or under Seller or any Affiliate (as defined below) of Seller. Seller hereby assigns and transfers fully and completely to Purchaser, without reservation of rights of any nature whatsoever, all of its rights, remedies and obligations under the Agreement and the Amended Agreement, including those surviving the First Closing, Purchaser hereby assumes and accepts assignment and transfer of such rights, remedies and obligations, and CLP here acknowledges and consents to such assignment, transfer and assumption fully and completely and without reservation of any nature.

     1.2 THE CLOSING. The closing of the purchase and sale of the Assets and the transactions contemplated herein ("CLOSING") shall be deemed to have taken place when this Agreement is executed ("CLOSING DATE"). The Closing shall be deemed to be effective as of 12:01 A.M. on the Closing Date at each place where the Assets are located.

     II. PURCHASE PRICE AND PAYMENT

     2.1 PURCHASE PRICE; METHOD OF PAYMENT. The aggregate consideration payable by Purchaser in respect of the Assets, and all other rights of Purchaser contemplated by this Asset Purchase Agreement ("PURCHASE PRICE") shall be the assumption by Purchaser of the obligations and liabilities of Seller as set forth in Article II and Article III of the Agreement, as amended by the Amended Agreement, and the covenants and agreements of the Seller as set forth in
Article VI of the Agreement, as amended by the Amended Agreement, including but not limited to Seller's obligations under the Seller Note payable to CLP which was delivered to CLP by the Seller at the First Closing.

     III. MISCELLANEOUS

     3.1 SURVIVAL. All of the provisions of this Agreement, including without limitation, all representations, warranties, covenants, agreements, obligations and indemnities herein, shall survive the Closing.

     3.2 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally (including by courier), telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or if telegraphed, telexed or sent by facsimile transmission, when transmitted, or, if mailed, forty-eight (48) hours after the date of deposit in the United States mail, as follows:

     (i) if to Purchaser, to:


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                  Cardiovascular Laboratories Holdings, Inc.
                  Attn: James H. Clingham, Esq.
                  32 Nassau Street
                  Princeton, NJ 08542
                  Fax: 609-924-4442
                  with a copy to:

                  Novack Burnbaum Crystal LLP
                  300 East 42nd Street
                  10th Floor
                  New York, New York  10017
                  Attention:  Edward H. Burnbaum, Esq.
                  Fax:  212-986-2907

            (ii)  if to Seller, to:

                  Cardiovascular Laboratories, LLC
                  55 Atlantic Ave
                  Lynbrook, New York 11563
                  Fax: 516-593-6248

            (iii) if to CLP, to:

                  Cardiovascular Laboratories of PA, Inc.
                  999 Old Eagle School Road, Suite 108
                  Wayne, Pennsylvania 19087
                  Attention: Mr. Timothy W. Cunningham
                  Fax: 610-293-7459

                  with a copy to:

                  Delancey W. Davis, Esq.
                  Box 477
                  Chester Springs, Pennsylvania, 19425
                  Fax: 610-293-7459

Any party may, by notice given in accordance with this Section 10.2 to the other party, designate another address or person for receipt of notices hereunder.

         3.3 ENTIRE AGREEMENT. This Asset Purchase Agreement constitutes the entire agreement and understanding between the parties with respect to the transfer of the Assets to Purchaser and the assumption by Purchaser of the Seller's liabilities and supersedes all prior discussions, agreements and undertakings, written or oral, of any and every nature with respect thereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and permitted assigns. Each exhibit and the schedules attached to the Agreement and the Amended Agreement, shall be considered incorporated into this Asset Purchase Agreement. Any matter which is disclosed in any portion of the Exhibits attached to this Agreement is deemed to have been disclosed for the purposes of all relevant provisions of this Agreement.


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            3.4 WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION
OF REMEDIES. This Asset Purchase Agreement may be amended, superseded, cancelled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Asset Purchase Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Asset Purchase Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

            3.5 GOVERNING LAW. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of New York (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within the City of New York, New York, with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 10.2 together with a copy to be delivered to such party's attorneys as provided in Section 10.2. Such service shall be deemed to be completed when received. Seller and Purchaser each waives any objection based on FORUM NON CONVENIENS. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

            3.6 BINDING EFFECT; NO ASSIGNMENT, NO THIRD-PARTY RIGHTS. This Asset Purchase Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

            3.7 COUNTERPARTS. This Asset Purchase Agreement may be executed by the parties hereto in any number of separate counterparts which together shall constitute one and the same instrument.

            3.8 SEVERABILITY OF PROVISIONS. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Asset Purchase Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extend necessary to make it valid and enforceable; in no event shall this Agreement be rendered void or unenforceable.

            3.9 EXHIBITS AND SCHEDULES. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Asset Purchase Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been


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disclosed on any other applicable schedule referred to herein.

            3.10 CAPTIONS. All section titles or captions contained in this Asset Purchase Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Asset Purchase Agreement, are for convenience only, shall not be deemed a part of this Asset Purchase Agreement and shall not affect the meaning or interpretation of this Asset Purchase Agreement. All references herein to sections shall be deemed references to such parts of this Asset Purchase Agreement, unless the context shall otherwise require.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                              PURCHASER:

                              CARDIOVASCULAR LABORATORIES HOLDINGS, INC.




                              BY:
                                 -------------------------------------
                              Seller:

                              CARDIOVASCULAR LABORATORIES, LLC.




                              BY:
                                 -------------------------------------
                         Managing Member


                              CARDIOVASCULAR LABORATORIES OF PA, INC.




                              BY:
                                 -------------------------------------
                         President